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                                                                    Exhibit 10.4


        An amendment To A License To Produce Potable Water From Seawater

                                   Provided to

                           Consolidated Water Co. Ltd.

                     (Formerly Cayman Water Company Limited)

                                       by

                      The Government of The Cayman Islands

            The Water (Production and Supply) Law (Law No 15 of 1979)
                                 (1996 Revision)

IT IS AGREED AND DECLARED by and between the parties hereto that Schedules Three and Five of the License, signed by the parties on eleventh day of July 1990, are deleted with effect from the date hereof and replaced by the Schedule Three and Schedule five hereto attached.

                             Dated 15th August 2001

IN WITNESS WHEREOF this amendment has been made on the date above written.

FOR THE GOVERNMENT OF THE CAYMAN ISLANDS

THE PUBLIC SEAL OF THE GOVERNMENT
Of the Cayman Islands was affixed in the presence of: -

      /s/ PETER SMITH
-------------------------------------------------------
HIS EXCELLENCY THE GOVERNOR PETER SMITH C.B.E.



FOR CONSOLIDATED WATER CO. LTD.
(Formerly CAYMAN WATER COMPANY LIMITED)

      /s/ JEFFREY M. PARKER
-------------------------------------------------------
Mr. Jeffrey M. Parker, Chairman



      /s/ FREDERICK W. MCTAGGART
-------------------------------------------------------
Mr. Frederick W. McTaggart, President and COO


FOR THE WATER AUTHORITY- CAYMAN ISLANDS

     /s/ BRAINARD WALTER
-------------------------------------------------------
Mr. Brainard Watler, Chairman

    /s/ OTTO WALTER
-------------------------------------------------------
Mr. Otto Watler, Director


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                                 SCHEDULE THREE

                                     PRICES

      In accordance with clauses 6.1, 6.4 and 6.5 the following prices shall apply: -


1.    BASE PRICE OF WATER

      The Base Price of Water sold to any customer by means of the Company's pressurized pipeline in the Revoked License Area shall be as follows: -

      Residential consumer first 3,000 CI$ 17.45 per 1,000 gallons Gallons supplied in any one month Residential consumer any amount CI$ 18.32 per 1,000 gallons over 3,000 Gallons supplied in any one-month Commercial consumer CI$ 18.32 per 1,000 gallons Public Authority consumer CI$ 17.45 per 1,000 gallons

      The Base Price of Water sold to the category of customer as described below in the Additional Area shall be as follows: -

      Residential consumer first 3,000 CI$ 15.27 per 1,000 gallons Gallons supplied in any one month Residential consumer any amount CI$ 18.32 per 1,000 gallons over 3,000 gallons supplied in any one month Commercial consumer CI$ 18.32 per 1,000 gallons Public Authority consumer CI$ 16.57 per 1,000 gallons

2.    WATER METER RENTAL

      A monthly meter rental fee shall be levied at the following rates for the various sizes of meter: -

              20 mm                                           CI$ 3.50
              25mm                                            CI$ 5.00
              38mm                                            CI$ 7.50
              50mm                                            CI$ 10.00
              75mm                                            CI$ 15.00
              100mm                                           CI$ 25.00
              150mm                                           CI$ 40.00

3.    FEE FOR RECONNECTION OF SUPPLY

      A Water supply that has been disconnected for non-payment or by request of the customer shall be reconnected on payment of the following fees which fee shall depend on the size of the meter: -

              20 mm                                           CI$ 50.00
              25mm                                            CI$ 75.00
              38mm                                            CI$ 110.00
              50mm                                            CI$ 150.00
              75mm                                            CI$ 225.00
              100mm                                           CI$ 300.00
              150mm                                           CI$ 350.00

4.    FEES FOR FIRE HYDRANTS

      CI$ 20.00 per hydrant per month











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                                  SCHEDULE FIVE

                                    INFLATION


      In accordance with clause 6.3, the Base Rate shall be annually adjusted to take into account the effects of inflation, by subtracting there from an amount equal to fifty five percentum thereof and adding to the resulting sum an amount equal to: -

                              (20BP X CI CURRENT) + (35BP X US CURRENT)
                              -------------------   -------------------
                               (100      CI BASE)    (100    US BASE)

      Where: -

            BP is the Base Price

            CI CURRENT and CI BASE are the Cayman Islands Consumer Price Indexes at September 30 immediately preceding the Adjustment Date and at September 30,1999 respectively;

            USCURRENT and US BASE are the United States Producer Price Indexes at September 30 immediately preceding the Adjustment Date and at September 30, 1999 respectively

      PROVIDED that in the event that the Cayman Islands Government fails to publish a Consumer Price Index at September 30, then the United States Producer Price Index shall be used.

      For the avoidance of doubt the intent of the above formula is to provide that twenty percentum of the Base Price is adjusted to accommodate any changes in the Cayman Islands Consumer Price Index, thirty five percentum of the Base Price is adjusted to accommodate any changes in the United States Producer Price Index and forty five percentum of the Base Price remains constant.

      If at any time the parties hereto agree that the formula for calculating the inflation is no longer appropriate to the operation of the Company, the formula shall be changed by an amendment to the License.